UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2026

IMMIX BIOPHARMA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41159	45-4869378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11400 West Olympic Blvd., Suite 200

Los Angeles, CA 90064

(Address of principal executive offices)

(310) 651-8041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	IMMX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 21, 2026, Immix Biopharma, Inc. (the “Company”) issued a press release announcing that all four MRD-negative relapsed/refractory light chain (“AL”) Amyloidosis patients announced by the Company at the American Society of Hematology 2025 Annual Meeting (“ASH 2025”) held in Orlando, Florida in December have converted to complete response (“CR”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed an admission as to the materiality of any information in this Current Report.

Item 8.01 Other Events.

On May 21, 2026, the Company announced an update from the Phase 2 NEXICART-2 NXC-201 clinical trial, including that all four MRD-negative relapsed/refractory AL Amyloidosis patients announced by the Company at the ASH 2025 have converted to CR. Of the first 20 patients in NEXICART-2, all MRD-negative patients have converted to CR, increasing the CR rate to 95% (19/20). No relapses have been observed to date for patients who have reached CR, and all CRs were reached within one year of follow-up post-dosing. Additionally, MRD-negativity 10-5 was achieved within 30 days for all MRD-negative patients. As of May 14, 2025, 17 of 20 patients in NEXICART-2 showed rapid normalization of diseased light chains in patients with a median time to initial response of 7 days. Safety data through May 14, 2026 has been generally consistent with previous safety data observed and reported in NEXICART-2 trial. The next NEXICART-2 update is expected in late September 2026. NEXICART-2 is a fully enrolled 45-patient multi-site U.S. Phase 2 clinical trial of sterically-optimized CAR-T NXC-201 in relapsed/refractory AL Amyloidosis, with a potentially registrational design. A multi-center, randomized, Phase 3 trial of NXC-201 in newly diagnosed AL Amyloidosis patients is planned to be initiated in the first half of 2027.

Risk Factors

The risk factor listed below should be read in conjunction with the risk factors disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Interim data from clinical trials are subject to various risks, including that final results may be materially different than those reflected in any interim data and that third parties, including regulatory agencies may disagree with the analysis used to interpret the interim data.

Interim data from clinical trials are subject to the risk that one or more of the clinical outcomes may materially change as more data on existing patients become available. When a clinical trial is ongoing, the final results from the trial may be materially different from those reflected in any interim data the Company reports.

Further, others, including regulatory agencies, may not accept or agree with our assumptions, estimates, calculations, conclusions or analyses or may interpret or weigh the importance of data differently, which could impact the value of the particular program, the approvability or commercialization of the particular product candidate or product and the value of the Company in general. In addition, the information the Company chooses to publicly disclose regarding a particular study or clinical trial is typically a summary of extensive information, and you or others may not agree with what the Company determines is the material or otherwise appropriate information to include in its disclosure. Any information the Company determines not to disclose may ultimately be deemed significant with respect to future decisions, conclusions, views, activities or otherwise regarding a particular product, product candidate or its business. If the interim data that the Company reports differs from actual results, or if others, including regulatory authorities, disagree with the conclusions reached, the Company’s ability to obtain approval for, and commercialize, its product candidates, including NXC-201, may be harmed.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking” statements within the meaning of the Securities Act, the Securities Exchange Act of 1934, as amended, and of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements regarding the expected timing of the next NEXICART-2 update and the Company’s plans to initiate a multi-center, randomized, Phase 3 trial of NXC-201 in newly diagnosed AL Amyloidosis patients, including the timing thereof. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” “schedule,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on the Company’s current expectations and projections about future events and various assumptions, including without limitation regarding the timing and results of the Company’s clinical trials, and the regulatory landscape. Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties described herein, under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Reports on Form 10-Q and other documents that the Company files from time to time with the SEC. The forward-looking statements in this Current Report speak only as of the date hereof, the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 21, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immix Biopharma, Inc.

Dated: May 21, 2026	/s/ Ilya Rachman
Ilya Rachman, M.D., Ph.D.,
Chief Executive Officer